UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 29, 2018

EQT Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD Disclosure.

In advance of the previously announced proposed separation of Equitrans Midstream Corporation (ETRN) from EQT Corporation (EQT), ETRN has prepared a presentation (the ETRN Presentation) for use during an investor presentation on October 29, 2018 and at certain other times thereafter. A copy of the ETRN Presentation is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated into this Item 7.01 by reference. The ETRN Presentation is also available under the “Investors” link on EQT’s website at www.eqt.com.

On October 29, 2018, EQT released an updated Analyst Presentation, dated October 29, 2018 (the EQT Presentation), to be used from time to time in meetings with investors and analysts. A copy of the EQT Presentation is furnished as Exhibit 99.2 to this current report on Form 8-K and is incorporated into this Item 7.01 by reference. The EQT Presentation is also available under the “Investors” link on EQT’s website at www.eqt.com.

The information provided in this Item 7.01, including the accompanying Exhibits 99.1 and 99.2, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

The following are furnished as exhibits to this report:

Exhibit No.	Description

99.1	Equitrans Midstream Corporation Investor Presentation, dated October 29, 2018
99.2	EQT Corporation Analyst Presentation, dated October 29, 2018

Cautionary Statements

Disclosures in this current report on Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Any such forward-looking statements are made based on information currently known and are subject to various risks and uncertainties, including those contained in EQT’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2017 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018 and the registration statement on Form 10 filed by ETRN.  Without limiting the generality of the foregoing, forward-looking statements contained in this current report on Form 8-K specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of ETRN, EQT and their subsidiaries, including whether the separation of ETRN from EQT (the Separation), the distribution of 80.1% of the issued and outstanding shares of ETRN by EQT to its shareholders (the Distribution), and the other transactions involving the Separation and the Distribution are completed, as expected or at all, and the timing of the Separation, the Distribution and such other transactions; whether the conditions to the Separation and the Distribution can be satisfied; whether the operational, financial and strategic benefits of the Separation and the Distribution can be achieved; and whether the costs and expenses of the Separation, the Distribution and the other transactions involving the Separation and the Distribution can be controlled within expectations. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer

Date: October 29, 2018